Exhibit 99.1

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(b), OR (III) THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

10% PIK-Election Convertible Note due 2018
 This Note is one a series of 10% PIK-Election Convertible Notes due 2018 (the “Series”)

No. ______	$________

FOR VALUE RECEIVED, Atlas Mining Company promises to pay to ___________ or registered assigns (“Holder”), the principal sum of U. S. $_______________ on December 15, 2018 (“Stated Maturity Date”).

Interest Payment Dates: June 15 and December 15, commencing June 15, 2009

Record Dates: June 1 and December 1

1. INTEREST
Subject to the terms hereof, Atlas Mining Company, an Idaho corporation and any successor corporation as a result of a reincorporation in another state (the “Issuer”), promises to pay during the period commencing on the date hereof through the earlier of the repayment in full of the Note or conversion of the Note interest at the rate of 10% per annum on the principal amount of this note (this “Note”) from April 8, 2009 until the obligations hereunder are paid in full.  The Issuer will pay interest on this Note semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2009, or if any such day is - a federal holiday (“Business Day”), on the next succeeding Business Day (each, an “Interest Payment Date”). The Issuer will make each interest payment to the Holder of record of this Note on the immediately preceding June 1 and December 1 (each, a “Record Date”). Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including December 15, 2008. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Issuer will pay interest for each interest period on this Note by increasing the principal amount of this Note in the full amount due or by issuing additional notes (“PIK Notes”) containing the same terms and conditions as this Note in the full amount of interest due (payment of interest by increasing the principal amount of this Note and issuing PIK Notes, each being “PIK Interest”), unless it elects to pay interest entirely in cash (“Cash interest”).

If the Issuer elects to pay Cash Interest for an interest period, it must deliver a notice as of the record date to the Holder of this Note for the interest payment.
Following an increase in the principal amount of this Note as a result of a payment of PIK Interest, this Note will bear interest on such increased principal amount from and after the date of such payment of PIK Interest.  PIK Notes will have the same terms as this Note except that interest will accrue only from the date of issuance of the PIK Notes.

2. METHOD OF PAYMENT

Cash payment of interest may be made by check, and PIK Interest through the issuance of PIK Notes, in each case mailed to the Holder at his address set forth in the note register of Holders.

3.  PERSONS DEEMED OWNERS

The registered Holder of a Note may be treated as its owner for all purposes.

4.  CONVERSION

(a) Conversion.  The Holder may, at any time when the Issuer has sufficient authorized, unissued Shares of Common Stock so that all of the Notes of the Series may be converted, convert all or any part of the outstanding balance of the Note plus all accrued Interest on the Note through the Conversion Date  into a number of fully paid and nonassessable shares of Common Stock (“Conversion Shares”).  The number of shares of Common Stock issuable in connection with such conversion shall be determined in accordance with the formula set forth below in Section 4(e).

(b) Mandatory Conversion.  The entire principal amount of this Note and accrued interest shall be mandatorily converted into such number of fully paid and nonassessable shares of Common Stock as determined in 4(e) below on the earliest date when each of the following conditions have been satisfied:

(i)	the Issuer has sufficient authorized, unissued Shares of Common Stock so that all of the Notes of the Series may be converted,

(ii)	the average closing bid or market price (whichever is appropriate) as determined by the Issuer for the preceding five trading days, is in excess of the Strike Price (as defined in 4(e)), and

(iii)
either (x) the applicable Registration Statement is effective and available for the resale of all of the Holder’s Conversion Shares on the Conversion Date and each of the five (5) trading days prior to the Conversion Date and on the Conversion the Holder is not restricted from selling or distributing any of such Holder’s Conversion Shares pursuant to the provisions of the registration rights agreement entered into contemporaneously with this Note (“Registration Rights Agreement”) or (y) Holder may sell such Conversion Shares under Rule 144 under the Securities Act.

The Issuer will provide the Holder with written notice of the conversion.

The Note will be deemed converted (“Conversion Date”) as of the mailing date of such notice and at that time, the rights of the Holder shall cease with respect to the Notes being converted, and the registered holder(s) shall be deemed to have become the holder or holders of record of the shares represented thereby.

(c) In order to convert pursuant to (a) above, the Holder shall surrender this Note (or, in lieu thereof, by delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed) to the Issuer at the address determined in accordance with Section 20 with instructions as to whether to convert all of part of the Note. Promptly after receipt of notice pursuant to (b) above, the Holder shall surrender this Note (or, in lieu thereof, by delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed) to the Issuer at the address determined in accordance with Section 20.  Promptly after receipt of the documents referred to in the preceding two sentences, but in no event more than ten (10) Business Days thereafter, the Issuer shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct in writing, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of  this Note.

(d) No fractional shares shall be issued upon any conversion of this Note into Common Stock. If any fractional share of Common Stock would be delivered upon such conversion, the Issuer, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to such fraction of the closing bid or market price (as appropriate) of the Common Stock, as determined by the Issuer, on the date of the mailing of the notice.

(e) The number of shares (“Conversion Shares”) to be issued pursuant to (a) or (b) above as is obtained by:

(i) adding (A) the principal amount or portion thereof of this Note to be converted and (B) the amount of any accrued but unpaid interest on this Note; and

(ii) dividing the result obtained pursuant to clause (i) above by the Strike Price (as defined) then in effect.

The conversion price will be $0.35 as adjusted from time to time pursuant to this Section 4 (“Strike Price”).

(f) If the Issuer shall, at any time or from time to time while this Note is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing corporation), then (i) the Conversion Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Strike Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Conversion Shares issuable upon conversion of this Note shall be adjusted by multiplying the number of Conversion Shares issuable upon conversion of this Note immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Strike Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Strike Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur.

(g) In the event that, as a result of an adjustment made pursuant to this Section 4, the Holder shall become entitled to receive any shares of capital stock of the Issuer other than shares of Common Stock, the number of such other shares so receivable upon conversion of this Note shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Note.

5. REDEMPTION.

The Note is not redeemable by the Issuer prior to the Stated Maturity Date.

6. CHANGE OF CONTROL EVENT

If any capital reorganization, reclassification of the capital stock of the Issuer, consolidation or merger of the Issuer with another corporation in which the Issuer is not the survivor, or sale, transfer or other disposition of all or substantially all of the Issuer’s assets to another Person shall be effected (a “Change of Control Event”), then for purposes of determining the consideration to be received in respect of each share of Common Stock in connection with the Change of Control Event, the Board of Directors shall determine the consideration for “each share of Common Stock” by including in the outstanding shares the number of shares the number that would be issued if the Note had already been converted.  In connection with the Change of Control Event, the Holder of the Note will be treated as if the Holder held Conversion Shares.

7. OPTIONAL PUT.

(a) On or after July 1, 2010, if the condition set forth in Section 4(b)(i) has not been satisfied, the Holder shall have the right to require prepayment of the Note in whole or in part.  The right to demand prepayment shall be exercised by the Holder by giving written notice to the Issuer (the “Demand”) that the Holder elects to demand prepayment and by surrender of this Note (or, in lieu thereof, by delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed) to the Issuer at its principal office (or such other office or agency of the Issuer as the Issuer may designate by notice in writing to the Holder, together with a statement of the name or names (with address) to whom payment is to be made.  This election shall not be effective until the Demand and the Note or lost security affidavit are actually delivered to the Issuer (such date of effectiveness, the “Demand Date”). Promptly thereafter, but in no event more than ten (10) Business Days thereafter, the Issuer shall issue a check and deliver to the Person(s) designated by the holder the Optional Put Amount. The prepayment amount (“Optional Put Amount”) shall be the greater of

(i)	(A) the principal amount of this Note or portion thereof to be prepaid plus (B) any accrued but unpaid interest on the Note; or

(ii)
If the Holder certifies that it has not directly or indirectly purchased any shares of Common Stock during the 20 business days prior the to the Demand Date, the amount determined by multiplying the Conversion Shares that would have been issued had this Note been converted on the Demand Date by the average closing bid price of the Issuer’s Common Stock during the 20 business days prior to the Demand Date.

8  EVENTS OF DEFAULT.

(a) The occurrence of any one or more of the following shall constitute an “Event of Default:”

(i)
The Issuer shall default (x) in payment of the Note or any Interest thereon or in payment of the principal amount or any interest thereon of any of the other Notes in the Series upon the Stated Maturity Date or Optional Put, or otherwise pursuant to the terms contained herein or (y) in its obligations upon any occurrence of the Change of Control Put ;

(ii)
the Issuer shall be in violation, breach or default of, or shall fail to perform, observe or comply with any covenant, obligation or agreement set forth in this Note or the Registration Rights Agreement, and such breach shall not be cured upon the earlier of three days from (A) receipt by such Person of written notice of such breach, default, violation or failure, and (B) the time at which such Person or any authorized officer thereof knew or became aware of such failure, violation, breach or default;

(iii)
any representation, statement or warranty made by the Issuer in this Note or the Registration Rights Agreement shall not be true and correct in all material respects or shall have been false or misleading in any material respect on the date when made (except to the extent already qualified by materiality, in which case it shall be true and correct in all respects and shall not be false or misleading in any respect);

(iv)
the Issuer shall (A) be unable to pay its debts generally as they become due, (B) have an unreasonably small capital base with which to engage in its anticipated business, (C) file a petition under any insolvency statute, (D) make a general assignment for the benefit of its creditors, (E) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property, or (F) file a petition seeking reorganization or liquidation or similar relief under the Bankruptcy Code or any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief law from time to time in effect affecting the rights of creditors generally, as amended from time to time (collectively, “Debtor Relief Law”), or any other applicable law or statute;

(v)
(A) a court of competent jurisdiction shall (1) enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Issuer or any of its Subsidiaries or the whole or any substantial part of any such Person’s properties, (2) shall approve a petition filed against the Issuer or any of its Subsidiaries seeking reorganization, liquidation or similar relief under any Debtor Relief Law or any other applicable law or statute, or (3) under the provisions of any Debtor Relief Law or other applicable law or statute, assume custody or control of the Issuer or any of its Subsidiaries or of the whole or any substantial part of any such Person’s properties, or (B) there is commenced against the Issuer or any of its Subsidiaries any proceeding or petition seeking reorganization, liquidation or similar relief under any Debtor Relief Law or any other applicable law or statute and either (1) such proceeding or petition is not unconditionally dismissed within forty five (45) calendar days after the date of commencement, or (2) the Issuer or any of its Subsidiaries takes any action to indicate its approval of or consent to such proceeding or petition;

(vi)
(A) any Material Adverse Effect occurs or is reasonably expected to occur, (B) any liability event occurs or is reasonably expected to occur which has or is reasonably expected to have a Material Adverse Effect, or (C) the Issuer ceases a material portion of its business operations (with the exception of the contract mining business) as conducted on the Original Issuance Date, which has or is reasonably expected to have a Material Adverse Effect;

(vii)
The Issuer fails to file, or is determined to have failed to file, in a timely manner (giving effect to any filing deadline extension permitted by Rule 12b-25 under the Exchange Act, provided the Issuer has timely filed a Form 12b-25) any report required to be filed with the SEC pursuant to the Exchange Act;

(viii)
The Issuer or any of its significant subsidiaries (as the term is defined in Regulation S-X) (“Significant Subsidiaries”) does, or enters into or becomes a party to any agreement or commitment to do, or cause to be done, any of the things described in this Section 8(a).

(b)
Remedies Upon an Event of Default.  Within five (5) business days after the occurrence of any Event of Default, the Issuer shall deliver written notice thereof to the Holder. In the event an Event of Default occurs, the Company shall file a Current Report on Form 8-K as required by Item 2.04 and it may be amended from time to time and under any successor provision.  If an Event of Default occurs, the Holder of this Note may, in its sole discretion, declare by written notice to the Issuer all of this Note, including all amounts due hereunder, to be due and payable immediately (the “Notice Declaration”), except that (a) in the case of an Event of Default arising from events described in clauses (iv) and (v) of Section 8(a) this Note shall immediately become due and payable without further action or notice (the “Automatic Declaration”) and (b) in the case of an Event of Default as a result of a breach of the representation in Section 10(k), where the remedy is recovery of any taxes paid or payable by the Holder.  In addition to any remedy the Holder may have under this Note or the Registration Rights Agreement, upon the occurrence of an Event of Default, the rate of Interest on the outstanding principal amount of the Note shall increase to 15% per annum as of the date of the first occurrence of any Event of Default.  Nothing in this Section 8(b) shall limit any other rights the Holder may have under this Note or the Registration Rights Agreement.  If there is a breach of the covenant in the first sentence of Section 11(a) after the conversion of this Note, the Holder as of the time of conversion shall have injunctive remedies available to prevent an Event of Default and damage remedies in the event an Event of Default.

9.  COVENANTS.

(a) Affirmative Covenants.  The Issuer covenants and agrees that, until the earlier of (i) Conversion of the Note or (ii) the full performance and satisfaction, and payment in full of the Note and Interest thereon in accordance with the terms hereof:

i.	Payment. The Issuer shall make full and timely payment of the Note and Interest thereon.

ii.
Conduct of Business.  The Issuer shall conduct its business in accordance with good business practices customary to the industry and engage principally in the same or similar lines of business, it being understood that the business of the company may change and develop over time, in each case, in compliance with all material laws, statutes, rules, regulations, ordinances and tariffs applicable to the Issuer.

iii.
Books and Records.  The Issuer shall, and shall cause each of its Subsidiaries to, (A) keep true, complete and accurate books of record and account in accordance with commercially reasonable business practices in which true and correct entries are made of all of its and their dealings and transactions in all material respects; and (B) set up and maintain on its books such reserves as may be required by GAAP with respect to doubtful Accounts and all taxes, assessments, charges, levies and claims and with respect to its business, and include such reserves in its quarterly as well as year end financial statements as required by GAAP.

iv.
Amendment of the Articles of Incorporation.  The Issuer shall use commercially reasonable efforts to call an annual meeting and to solicit proxies for the approval of the amendment of the articles of incorporation to increase the number of authorized shares of Common Stock to a number sufficient for the conversion of all the Notes in the series.

(b) Negative Covenants.  The Issuer covenants and agrees that, until the earlier of (A) Conversion of the Note or (B) the full performance and satisfaction, and payment in full of the Note and all Interest thereon in accordance with the terms hereof, the Issuer shall not:

(i)
Indebtedness.  Create, incur, assume or suffer to exist any indebtedness senior to the Notes and shall not place any liens upon, in or against or pledge of, any of the collateral or any of its properties or assets or any of its authorized but unissued or treasury shares, securities or other equity or ownership or partnership interests, whether now owned or hereafter acquired.

(ii)
Transfer of Assets.  Sell, lease, transfer, assign or otherwise dispose of any material interest in any material properties or assets outside the ordinary course of business, except for the sale of assets used in the contract mining business and the sale of timber or mining properties or assets other than the Dragon Mine.

10.  REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to the Holder as follows:

(a) Organization, Good Standing and Qualification. Each of the Issuer and the Significant Subsidiaries is a corporation or a limited liability Issuer duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate power and other authority to carry on its business as now conducted and to own and lease its properties. Each of the Issuer and the Significant Subsidiaries is duly qualified to do business as a foreign corporation or limited liability Issuer, as applicable, and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise) or business of the Issuer or (ii) on the ability of the Issuer to perform its obligations under the this Note and the Registration Rights Agreement (collectively, a “Material Adverse Effect”). For purposes of this agreement, “Subsidiary” shall mean, as to the Issuer, any Person in which more than 50% of all equity, membership, partnership or other ownership interests is owned directly or indirectly by the Issuer and/or one or more of the Subsidiaries (each a “Subsidiary” and, collectively, the “Subsidiaries”).

(b) Authorization, Etc.  The Issuer has full corporate or other power and authority for, and has taken all requisite action necessary under applicable law governing its internal affairs and under its organizational and governing documents to authorize, (i) the execution and delivery of each of this Note and the Registration Rights Agreement, (ii) the performance of all obligations of the under the Note and the Registration Rights Agreement, and (iii) the issuance and delivery of the Note and the Common Stock issuable thereunder, and has delivered a secretary’s certificate certifying the adoption of the appropriate resolutions of the board of directors; provided that, the Note will not be convertible unless and until the articles of incorporation are amended to increase the number of authorized shares to a number sufficient to permit conversion of the Note and further provided that unless and until the articles of incorporation are amended as set forth in the preceding “provided that” clause, the Issuer will not be in a position to file a registration statement or to seek to make it effective.  Each of the Note and the Registration Rights Agreement has been duly executed, issued, in the case of the Note, and delivered and constitutes valid and legally binding obligation of the Company.  The Note is convertible into Common Stock of the Company in accordance with its terms; the shares of such Common Stock initially issuable upon conversion of the Note, subject to amendment of the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized thereunder (“Amendment”), have been duly authorized and reserved for issuance upon such conversion and Amendment, and when issued upon such conversion, will be validly issued, fully paid and non-assessable; and the stockholders of the Company have no preemptive rights with respect to the Notes or the Common Stock

(c) Capitalization. Schedule 10(c) sets forth (a) the authorized capital stock of the Issuer on the date hereof; (b) the number of shares of capital stock issued and outstanding on the date hereof; (c) the number of shares of capital stock issuable pursuant to the Issuer’s stock plans; (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Issuer. All of the issued and outstanding shares of the Issuer’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights and were issued in full compliance with applicable law.  No Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Issuer.  The operating agreement, partnership agreement or equivalent organizational and governing document of any Subsidiary that is not a corporation does not require that any of the membership, partnership or other economic interests in such Subsidiary be certificated or otherwise represented in tangible form, or be treated as “securities” under the provisions of the Uniform Commercial Code of any state, nor are such interests in certificated or otherwise represented in tangible form or treated as “securities” under the provisions of the Uniform Commercial Code of any state.  Except as described on 10(c), (i) there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Issuer is or may be obligated to issue any equity securities of any kind (“Issuance Agreements”) and except as expressly contemplated by this Agreement, (ii) neither the Issuer is currently in negotiations for the issuance of any equity securities of any kind, (iii) there are no agreements or arrangements under which the Issuer is obligated to register the sale of any of its or their securities under the Securities Act and (iv) there are no voting agreements, buy sell agreements, or right of first purchase agreements among the Issuer and any of the securityholders of the Issuer.

(e) No Material Adverse Effect. Since January 31, 2008, there has not been a Material Adverse Effect on the business or prospects of the Issuer and the Issuer has been in compliance with all material laws, statutes, rules, regulations, ordinances and tariffs applicable to the Issuer.

 (f) No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Note and the Registration Rights Agreement by the Issuer and its performance of the obligations contained therein do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration of obligations, impairment of rights or cancellation under (i) the Issuer’s organizational documents or material agreements or instruments or (ii) any governmental laws, rules, regulations, order or tariffs applicable to the Issuer, except that the Note will not be convertible unless and until the articles of incorporation are amended to increase the number of authorized shares to a number sufficient to permit conversion of the Note and further except that unless and until the articles of incorporation are amended as set forth in the preceding “except that” clause, the Issuer will not be in a position to file a registration statement or to seek to make it effective.

(g) Litigation.

There are no pending or, to the knowledge of the Issuer, threatened actions, suits, proceedings, inquiries or investigations against or affecting the Issuer, the Subsidiaries or any of its or their properties or their respective directors or officers in their capacities as such, provided that (i) the Issuer, four former directors, three former officers, and one current officer and its now dissolved subsidiary and one if its former officers and directors are defendants in a securities law class action suit, (ii) a derivative action against officers and directors has been threatened, and (iii) the SEC Division of Enforcement has made an investigation involving the Issuer and its former officers and directors and that  investigation is continuing. To the best knowledge of the Issuer, after reasonable investigation, except as set forth in the preceding sentence, there are no facts which, if known by a potential claimant or Governmental Authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Issuer or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect, provided that the Issuer will restate prior financial statements and otherwise amend prior filings with the Securities and Exchange Commission and such disclosures (i) not already subject to the securities law class action referenced above could give rise to a claim or proceeding or an amendment to the complaint in the class action referenced above, (ii) could give rise to a derivative claim, and/or (iii) could give rise to an SEC enforcement action.  To the knowledge of the Issuer, none of the current directors or officers of the Issuer have been involved in any securities-related litigation in the last five years, except that Barbara Suveg is a defendant in securities class action suits that also mane the Issuer as a defendant.

(h) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Note, any valid right, interest or claim against or upon the Issuer, any Subsidiary or any of the payees for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Issuer.

(i) Title to Properties.  The Issuer has good title to the properties listed in the description of properties attached as Exhibit 10(i), except where such would constitute a Material Adverse Effect.

(j)  Form 8-K.   Since January 31, 2008, the Issuer has filed all material current reports of Form 8-K required to be filed.

(k)  Issuance Taxes.  There are no issuance taxes in connection with the issuance of Notes and the Common Stock on conversion of the Notes.

(l) Information.  The Issuer in good faith believes that the information that it has provided to Holder that is not set forth in the Agreement or in the Registration Rights Agreement was true and correct in all material respects when provided and is true and correct as of the date hereof and any such information prepared by third parties is a true and correct copy of the such information as delivered to the Issuer.

(m) Environmental Matters

(i) Issuer believes that there are no present or past Environmental Conditions (as hereinafter defined) or violations of any existing Environmental Law in any way relating to  Issuer or any of its assets or properties that is likely to lead to the imposition of any material liability or that Issuer should reasonably expect would give rise to any civil or criminal litigation, suit, action, claim, proceeding or investigation by any person, including any Governmental Authority (as hereinafter defined);

(ii) There is no pending, or to the best knowledge of Issuer, threatened civil or criminal litigation or suit, action, claim, proceeding or investigation by any person, including any Governmental Authority, or written notice of violation of, or formal administrative proceedings relating to, any existing Environmental Laws involving  Issuer of any of its assets or properties;

(iii) "Contaminants" means any material, pollutant, substance or waste which is defined in, regulated by or subject to any Environmental Law, including asbestos and asbestos containing materials. "Environmental Conditions" means the ambient state of (1) the surface, sub-surface, soil, air, surface waters, including streams, channels, marshes and wetlands, groundwater, wastewater, leachate and run-on and run-off of precipitation beneath, interior or exterior to any building or improvements; (2) any and all structures above and below ground, improvements, appurtenances, pipes, pumps, valves, fittings, tanks, vessels and containers; and (3) any and all systems for the collection, treatment, storage or disposal of Contaminants.  "Environmental Laws" means all governmental regulations relating to the protection or pollution of the environment or community health and safety, including the Comprehensive Environmental Response Compensation and Liability Act, as amended, the Federal Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act and the Hazardous and Solid Waste Amendments, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act and any similar or analogous statutes, regulations and decisional law of any Governmental Authority, as now exist.  Governmental Authority" means any governmental department, commission, board, bureau, agency, court or other instrumentality of the United States or any jurisdiction, municipality or other political subdivision thereof where the Company is now operating or has operated.

(n) Going Dark.  The Issuer has no current intention of taking any action which would have the effect of the Issuer’s Common Stock ceasing to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, or in the event of such a deregistration, the Issuer not being required to file reports under Section 15(d) of that Act.

11.  ADDITIONAL COVENANTS.

(a)  Use of Proceeds. The Issuer shall not use the proceeds of the loan from Holder to Issuer to pay any type of damages or voluntary settlement proceeds to plaintiffs in the lawsuit captioned In re Atlas Mining Company Securities Litigation, No 07-428-N-EJL, United States District Court for the Northern District of Idaho. So that compliance with this covenant may be verified, the Issuer shall deposit the proceeds of the loan from Holder into a separate account, and shall promptly provide the Holder with copies of such account statements upon request.  The separate account shall be maintained until the earlier of (i) disbursement of all proceeds from the loan or (ii) until the loan and interest thereon has been paid.

(b)  Reports.  In the event the Issuer deregisters its Common Stock under the Securities Exchange Act of 1934, as amended (“Exchange Act”), or fails to timely file any Quarterly Report on Form 10-Q, Annual Report on Form 10-K or other report, statement or document required under the Exchange Act on or after June 30, 2009, the Issuer shall promptly provide to the Holder copies of the quarterly and annual reports as and when, and in the same form that, it provides such reports to its Board of Directors and such other information as is reasonably requested by the Holder at any time and from time to time.

12.  TRANSFER OF NOTE.  This Note shall be binding upon the Issuer and their successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.  The obligations of the Issuer under this Note may not be assigned or transferred by the Issuer without the written consent of the Holder in its sole discretion.  The Holder may transfer, assign, pledge this Note or assign or transfer some or all of its rights hereunder, subject to compliance with applicable laws and the Registration Rights Agreement, without the consent of the Issuer.  Upon due presentment for registration of transfer of this Note, the Issuer will execute, register and deliver in exchange a new Note or Notes registered in the name of the transferee(s) equal in aggregate principal amount to of the Note.

13. GOVERNING LAW AND JURISDICTION.  THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK OTHER THAN THOSE WHICH WOULD RESULT IN THE APPLICATION OF THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
The Issuer irrevocably consents to the exclusive jurisdiction of the United States federal courts and the state courts located in the County of New York, State of New York in any suit or proceeding based on or arising under this Note and irrevocably agrees that all claims in respect of such suit or proceeding shall be determined in such courts.  The Issuer irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding.  The Issuer further agree that service of process upon the Issuer mailed by first class mail shall be deemed in every respect effective service of process upon the Issuer in any such suit or proceeding.  The Issuer agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.  Nothing herein shall affect the right of the Holder to institute suit and conduct an action in any other appropriate manner, jurisdiction or court or to serve process in any other manner permitted by law.  THE ISSUER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

14.  ISSUER’S WAIVERS.  The Issuer, to the extent permitted by law, waives and agrees not to assert or take advantage of any of the following: (a) any defense based upon an election of remedies by the Holder which may destroy or otherwise impair any subrogation or other rights of the Issuer or other guarantor or endorser of this Note; (b) any duty on the part of the Holder to disclose any facts or other data the Holder may now or hereafter know; (c) acceptance or notice of acceptance of this Note by the Issuer; (d) presentment and/or demand for payment of this Note or any indebtedness or obligations hereby promised; and (e) protest and notice of dishonor with respect to this Note or any indebtedness or performance of obligations arising hereunder.

15.  AMENDMENT; WAIVER.  All amendments or modifications of any of the terms hereof shall be made or effected only with the written consent of the Issuer and the Holder.  All waivers of any of the terms hereof (including, but not limited to, any waiver of an Event of Default), shall be made or effected only with the written consent of the Holder.

16.  REPLACEMENT OF NOTE.  Upon receipt of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction, or mutilation of this Note by the Holder, the Issuer shall issue a replacement instrument, at the Issuer’s expense, representing such Note in lieu of such lost, stolen, destroyed, or mutilated instrument, provided, that the Holder agrees to indemnify the Issuer for any losses incurred by the Issuer with respect to such lost instrument (other than the cost of issuing the new instrument).

17.  PAYMENT SET ASIDE.  To the extent that the Issuer makes a payment or payments to the Holder hereunder or the Holder enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Issuer, by a trustee, receiver or any other person under any law (including any bankruptcy law, U.S. state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

18.  COST OF COLLECTION.  If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (b) an attorney is retained to represent the Holder in any bankruptcy, reorganization, receivership of the Issuer or other proceedings affecting Issuer creditors’ rights and involving a claim under this Note, then the Issuer shall pay the costs incurred by the Holder for such collection, enforcement or action, including reasonable attorneys’ fees and disbursements, unless the court awards damages to the Issuer in which case the Issuer will not pay the costs of collection.

19.  REMEDIES CUMULATIVE.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Issuer to comply with the terms of this Note.  The Issuer acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder of the Note and that the remedy at law for any such breach may be inadequate.  The Issuer therefore agree, in the event of any such breach or threatened breach, that the Holder of the Note shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

20.  NOTICES  Unless otherwise provided, any notice required or permitted under this Note will be given in writing and will be deemed effectively given and delivered upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered, certified mail, Federal Express, or other express courier, postage prepaid and addressed to (i) the Issuer at 110 Greene Street, Suite 1101, New York, NY or at such other address as the Issuer may designate by giving ten (10) days advance written notice to the Holder and such other persons as Holder may reasonably designate at the Holder’s and/or such other person’s address as may be specified on Exhibit A hereto or at such other address as the Holder may designate by giving ten (10) days advance written notice to the Issuer.

21.  SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS.  The covenants (other than those set forth in Section 9), the representations and warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Holder, and will survive delivery of, payment for, and conversion of the Securities.

22. EXPENSES.  The Company will pay all fees and expenses of the Holder incurred in investigating and negotiating this Note and the Registration Rights Agreement, including without limitation, its fees and expenses of legal counsel.

IN WITNESS HEREOF, Atlas Mining Company has caused this instrument to be duly executed.

Dated:  ____________, 2009

Atlas Mining Company

By:
Name:	Andre Zeitoun
Title:	President

Exhibit  10(c)

(i) the authorized capital stock of the Issuer

60 million shares of Common Stock) no par, common shares, and ten million shares of one dollar ($1.00) par value noncumulative nonvoting nonconvertible preferred shares

(ii) the number of shares of capital stock issued and outstanding

59,215,628

(iii) the number of shares of capital stock issuable pursuant to the Issuer’s stock plans

1998 Stock Option Plan and 1998 Incentive Stock Option Plan have identical provisions:  The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under this Plan and any other stock option plan adopted by the Company shall not exceed ten percent (10%) of the then currently issued and outstanding shares of the Company's Common Stock, subject to adjustment under the provisions of Article VII. The aggregate number of shares of the Company's Common Stock which may be issued to any one person shall not exceed five percent (5%) of the then currently issued and outstanding shares of the Company's Common Stock. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

3,500,000 options to purchase shares have been exercised under the 1998 Stock Option Plan and there are no outstanding options under that plan.

No options have been granted under the 1998 Incentive Stock Option Plan

iv. the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Issuer.

10,065,369. In addition, this note is one a series being issued in April, 2009 for an aggregate amount of $1,500,000 with a conversion price of $.35 and convertible into 4,285,714 shares.

Exhibit 10(i)
Atlas Mine	540 acres fee simple and patented
180 unpatented
Sierra Trapper Creek	80 acres patented
Aulback, Section 6 & 7	100 acres patented
Sierra Silver, Woodland Park & Nine Mile	60 acres patented
80 acres mineral rights
L & N Claims	108 acres patented
Park Copper & Gold	99 acres patented
Dragon Mine	38 patented mining claims, approximately 230 acres, located in the following sections: T10S, R2W, sections 29, 30, 31, and T10S, R3W, Section 36, all relative to the Salt Lake Meridian